UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2006

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01. Entry Into a Material Definitive Agreement.

On August 22, 2006, Accentia Biopharmaceuticals, Inc. (the “Company”) entered into a Second Amendment to its License Agreement with Mayo Foundation for Medical Education and Research (“MAYO”) under which the Company’s exclusive license for the use of antifungals, including Amphotericin-B, for the treatment of various respiratory diseases, including without limitation chronic rhinosinusitis and asthma, was clarified and expanded to include the worldwide exclusive right to use the licensed technology in connection with non-prescription product applications (“NPP Product”) of the technology such as Over The Counter (“OTC”), health and beauty aides, homeopathic products, and disinfectants. The Second Amendment to License Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Other material terms and conditions of the Second Amendment to License Agreement are as follows:

•	In consideration of the extension of this exclusive option to NPP, the Company has agreed to pay to MAYO an up-front payment, an ongoing royalty based on sales and to issue to MAYO a Warrant to purchase Four Hundred and Fifty Thousand (450,000) shares of Accentia Common Stock at an exercise price of Three Dollars and Fifty Cents ($3.50) per share with a term of five (5) years and vesting according to the following schedule: 150,000 warrants immediately, 150,000 warrants at the first year anniversary of Effective Date and 150,000 warrants at the second year anniversary of the Effective Date. Additionally, the company will be required to make an additional up-front payment to Mayo for each additional NPP Product should the Company elect to commercialize more than one NPP Product.

The warrants issued by the Company to MAYO under the Amendment to Option Agreement were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and by virtue of Rule 506 of Regulation D under the Securities Act. Such sale and issuance did not involve any public offering, was made without general solicitation or advertising, and MAYO represented to the Company that MAYO is an accredited investor with access to all relevant information necessary to evaluate the investment and that the shares were being acquired for investment purposes only.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated August 28, 2006, by Accentia Biopharmaceuticals, Inc. (the “Company”) announcing that the Company has entered into a Second Amendment to License Agreement with Mayo Foundation for Medical Education and Research A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: August 28, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to License Agreement, dated August 22, 2006, between Accentia Biopharmaceuticals, Inc. and Mayo Foundation for Medical Education and Research

10.2	Common Stock Purchase Warrant dated August 22, 2006, between Accentia Biopharmaceuticals, Inc. and Mayo Foundation for Medical Education and Research

10.3	Side Letter dated August 22, 2006 between Accentia Biopharmaceuticals, Inc. and Mayo Foundation for Medical Education and Research

99.1	Press Release Dated August 28, 2006 titled “Accentia Biopharmaceuticals Signs Exclusive Worldwide License for All Non-Prescription Intranasal Formulations for Symptoms Associated with Chronic Sinusitis”

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